ASA LIMITED

                                     ANNUAL
                                     REPORT

















                                      2000

ASA LIMITED


Incorporated in the
Republic of South Africa

(Registration No. 1958/01920/06)


ANNUAL REPORT AND
FINANCIAL STATEMENTS


Year ended November 30, 2000



DIRECTORS
Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)
-------------------
Wesley A. Stanger, Jr. (Director Emeritus)


CONTENTS
Directors' report 2
Chairman's report 2
Certain investment policies and restrictions 4
Report of independent public accountants 4
Portfolio changes (unaudited) 5
Schedule of investments 6
Statements of assets and liabilities 7
Statements of operations 8
Statements of surplus 9
Statements of changes in net assets 9
Statements of cash flows 10
Supplementary information 10
Notes to financial statements 11
Financial highlights 13
Certain tax information for United States shareholders 14
Dividend reinvestment plan 15


OFFICERS
Robert J.A. Irwin, CHAIRMAN OF THE BOARD AND TREASURER
Ronald L. McCarthy, MANAGING DIRECTOR
Chester A. Crocker, UNITED STATES SECRETARY
Dana L. Platt, Esq. VICE PRESIDENT AND ASSISTANT SECRETARY
Ranquin Associates, SOUTH AFRICAN SECRETARY

AUDITORS
Arthur Andersen & Co., Johannesburg, South Africa
Arthur Andersen LLP, New York, N.Y., U.S.A.

COUNSEL
Werksmans, Johannesburg, South Africa
Kirkpatrick & Lockhart LLP, New York, N.Y., U.S.A.

CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase Metrotech Center, Brooklyn, N.Y. 11245, U.S.A.

SHAREHOLDER SERVICES
LGN Associates
Florham Park, NJ, USA
(973) 377-3535

SUBCUSTODIAN
Standard Bank of South Africa Limited
Johannesburg, South Africa

REGISTERED OFFICE
36 Wierda Road West, Sandton 2196,
South Africa
Website-HTTP://WWW.ASALTD.COM

TRANSFER AGENT
EquiServe-First Chicago Trust Division
P.O. Box 2500, Jersey City, NJ 07303-2500, U.S.A.

SOUTH AFRICAN SECRETARY
Ranquin Associates
Sandton 2196, South Africa

COPIES OF THE QUARTERLY AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE REQUESTED FROM THE COMPANY, AT ITS REGISTERED OFFICE (011) 784-0500/1/2, OR FROM LGN ASSOCIATES, LAWRENCE G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY EQUISERVE-FIRST CHICAGO TRUST DIVISION OF ANY CHANGE OF ADDRESS.

DIRECTORS' REPORT

The Directors submit herewith their report together with audited financial statements for the fiscal years ended November 30, 2000 and 1999. The U.S. dollar amounts, which are shown solely for the convenience of United States shareholders, are based on the rates of exchange that were in effect during the periods covered, as more fully explained in Note 1 of the notes to financial statements on page 11.

   In addition to the financial statements are statements setting forth: (1) certain investment policies and restrictions, (2) portfolio changes during the year, (3) financial highlights for the fiscal years ended 1996 through 2000, (4) certain tax information for United States shareholders and (5) information regarding the Company's dividend reinvestment plan.

   ASA Limited is incorporated in the Republic of South Africa and consequently values its investments at Johannesburg Stock Exchange share prices translated into U.S. dollars at the rand exchange rate. (See Notes (l)B and (3) to the financial statements for additional information.)

   At November 30, 2000 the Company's net assets, including investments valued at Johannesburg Stock Exchange quotations, were equivalent to R135.49 ($17.58) per share. The closing price of our Company's stock was $14.56 per share at November 30, 2000, which represented a 17.2% discount to the net asset value. This compares with R138.62 ($22.51) per share, at November 30, 1999 at which time the closing price was $19.125, a discount of 15% to the net asset value.

   Net investment income for the fiscal year ended November 30, 2000 was equivalent to R4.08 ($.61) per share, as compared to R3.56 ($.58) per share for the year ended November 30, 1999. Net realized gains from investments were R7.01 ($1.00) per share for the fiscal year ended November 30, 2000 as compared to R3.76 ($0.62) per share for the fiscal year ended November 30, 1999. Net realized gain (loss) from foreign currency transactions was R.29 (($1.02)) per share for the year ended November 30, 2000 as compared to R.14 (($.95)) per share for the fiscal year ended November 30, 1999.

   The Company paid dividends in U.S. currency during the fiscal year ended November 30, 2000 in the aggregate amount of R4.20 ($.60) per share. For the fiscal year ended November 30, 1999, the dividend payments totaled R3.69 ($.60) per share. (See Certain tax information for United States shareholders (pages 14 and 15) for further comments.)

CHAIRMAN'S REPORT

THE GOLD BULLION MARKET

   The year started with much promise, with the price rallying to a high of $316.60 per ounce in February 2000. This excitement was precipitated by announcements from the major producers with respect to their hedge books (predominantly relating to hedge buy back programmes), bringing hopes of a fundamental change in hedging policies and the reduction of forward sales. At the same time, ongoing speculation on what action would be required to rescue Ashanti Gold Fields also permeated the market.

   While the miners tried their best to keep interest in the metal, robust announcements from a number of Central Banks again assailed the market. The Bank of England announced that it would again sell another 150 tonnes of gold in the same manner it did before (bi-monthly auctions). Sales were also made by Switzerland, the Netherlands, Canada, Uruguay and Chile. While the European sales all fell within the "quota" allowed by the Washington Agreement, these sales remained negative in terms of sentiment. The effect remains more psychological than real as the market could probably easily absorb the volumes being sold.

   At a recent conference on "The Euro, the Dollar and Gold" organized by the World Gold Council, the Governor of the Bank of Italy had an interesting comment on gold's role as a reserve asset. "It is up to economists to analyze whether and to what extent in an international monetary system that has surely not yet become fully consistent in many of its parts -- gold, which performed a monetary function for thousands of years, can still contribute to preserving that fundamental condition for orderly economic activity: price stability."

   It looks like the economists may have given us their answer for now, with gold having remained subdued in an environment of high oil prices, a strong dollar relative to the Euro and Asian currencies and a volatile stock market. The softening dollar could however provide some relief, as is being witnessed right now with the year drawing to a close and gold clawing its way back into the $270 per ounce range.

THE GOLD SHARE MARKET

   The gold share market has not reacted well to the generally poor performance of the gold price. In fact gold shares are trading at valuation multiples not seen for an extended period of time. This situation is probably not sustainable and a re-rating could well occur as the gold price improves and restructuring becomes a reality.

   At the end of fiscal 1999 the Philadelphia Stock Exchange gold and silver index (XAU) was trading at a level of 67.04. At the close of fiscal 2000, it declined to a level of 47.08, some 30% lower. The Johannesburg stock exchange All Gold Index declined approximately 46% when expressed in United States dollars. The net assets of ASA per share in United States dollar terms significantly bettered both indexes with a decline of 22%. The discount on the market value of our shares moved from 15% at the start of the fiscal year to a little over 17% on November 30, 2000. Despite the weakness in the Rand which has seen the Rand gold price rise to near record levels of R2 080 per ounce, the shares continue to be driven by moves in the dollar gold price.

THE GOLD MINING INDUSTRY RESPONSE

   The lackluster gold price has continued to focus the minds of gold company executives and the industry has continued to rationalize and restructure. A number of deals and proposed deals both country specific and cross border have been announced.

   These include the Newmont Mining Corporation purchase of Battle Mountain Gold, the merger of Franco Nevada and Euro Nevada to form Franco Nevada and subsequently the proposal to merge Franco Nevada with Gold Fields Limited to form Gold Fields International. The Gold Fields Limited and Franco Nevada deal was, however, not consummated due to the inability to obtain approval from the Ministry of Finance and South

African Reserve Bank for the listing of Gold Fields International. The cautionary announcements, however, have not been retracted and we believe it is possible that other alternatives are being pursued to complete the deal. Anglogold has continued its growth drive and during the year acquired 40% of the Morila project in Mali and 50% of the Geita project in Tanzania.

   Harmony acquired the Randfontein Estates Gold Mine at the beginning of this year. This will see them becoming a 2.3 million ounce annual producer. In a recent cautionary move it has also been announced that Harmony has bid for Anglogold's Elandsrand/Deelkraal operation. If successful in their bid, Harmony's production will grow to around 3 million ounces per annum.

   The Elandsrand/Deelkraal sale is just the start of what could be the last great restructuring of the South African gold mining industry. This is being driven not so much by the gold price, as the Rand gold price is near all time highs, but more by the need to better utilize existing infrastructure to optimally extract the maturing ore resource base in the country. While this restructuring should result in a more sensible and logical extraction of the resources, the opportunity is also being used to pursue Black Economic Empowerment (BEE). This will be done through a process of joint ventures and partnerships.

   There is still a long way to go in the consolidation of the global gold industry. Perhaps with a more centralized and better financed gold mining industry, there may be less reason or inclination for the industry to depress the price of their product, by selling forward into a dull market to hedge against a decline in price or finance future production which should probably not be brought on line if it can not deliver a return at these prices.


PORTFOLIO RESTRUCTURING

   The Company has made minor changes to the overall investment portfolio during the year. The small holding in Western Areas Gold Mine has been sold and certain lesser disposals took place in De Beers Consolidated Mines and Anglo American Platinum Corporation Ltd. The Company continues to hold a significant part of its total assets in both these latter investments, and the proceeds of the disposals were used to increase the investment in Harmony Gold Mining Company Limited - ADR.

   The platinum producers have again had an outstanding year. This has been a direct result of the ongoing positive fundamentals in both the platinum and palladium market. The weaker rand has also contributed to strong earnings growth. Right now the outlook on the supply/demand side remains positive, with the expansion programmes only expected to push the market into surplus in two to three years time. While Russian deliveries remain uncertain, as the size of the market increases their overall impact is starting to be diluted. This is particularly applicable to the platinum market.

   De Beers has also had an outstanding year in terms of both share price performance and earnings, with sales being as robust as expected in the Millennium. Much has also been said about a restructuring of the company and the unwinding of the Anglo American PLC cross holding. With the US economy slowing, however, it is expected that diamond sales will decrease.

ECONOMIC ENVIRONMENT

   The South African economy is showing increasing evidence of a broad-based recovery with a growth of 31/2% which should be easily attainable in 2001. The main driver on the supply-side will continue to be the tertiary sector, where the largest sectors (excluding government) -- finance and real estate, transport and communication, and wholesale and retail trade -- are currentlY showing annual growth rates of between 5% and 6%. There should be considerable added support to overall growth from the manufacturing sector.

   Private consumption and, especially, investment are expected to lead demand-side growth. Although some increase in parastatal investment is expected, the private sector is anticipated to contribute the greatest portion to the increase in investment. Improving confidence as previous fears of interest rate hikes recede should help this process, and momentum in private-sector investment has already picked up strongly. The Rand currency has suffered an unprecedented depreciation against the US Dollar from last year, moving from six to almost eight Rand to the dollar. This is not from any inherent weakness in the economy, but as with the majority of world currencies has more to do with the ongoing strength of the Dollar.

   South Africa's current account deficit is expected to remain below 1% of GDP in 2001, so financing should not prove to be a problem. However, in this context it should be noted that portfolio inflows remain the dominant source of capital flows into South Africa and, although the country occupies a respectably high position on the table of developing nations of the world, remains vulnerable to shifts in global risk appetite with respect to its ability to finance the current account deficit.

GENERAL COMMENTS

   At the Annual Meeting of Shareholders to be held on February 15, 2001, your Board of Directors is asking you to vote on revisions to ASA's investment policies and conforming changes to ASA's corporate documents, its Articles of Association and By-Laws. These revisions are designed to respond to consolidation taking place in the gold mining industry. YOUR PARTICIPATION IN THE VOTING PROCESS IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD.

   The Board has appointed Ms. Dana Platt to the office of Vice President. Ms. Platt brings to this position a wealth of experience and expertise, having formerly held a senior position with our independent legal counsel.

                                       ***

   THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON THURSDAY, FEBRUARY 15, 2001 AT 10:00 A.M. AT THE PARK LANE HOTEL, 36 CENTRAL PARK SOUTH, NEW YORK, NEW YORK USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

                                        ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD
                                        AND TREASURER

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in the Company's Memorandum of Association (Charter), Articles of Association (By-Laws) and Registration Statement under the United States Investment Company Act of 1940, each as amended:

1. To invest over 50 per cent in value of its assets in common shares (or securities convertible into common shares) of gold mining companies in South Africa;

2. To invest substantially the remainder of its assets, subject to the following notes, in common shares (or securities convertible into common shares) of other companies in South Africa; except, in the case of both 1 and 2, for temporary holdings of cash, cash equivalents or securities of, or guaranteed by, the Government of South Africa or an instrumentality thereof;

3. Not to invest in securities of any issuer if as a result over 20 per cent in value of the Company's assets would at the time be invested in securities of such issuer provided that no more than 40 per cent of the Company's assets would at the time be invested in securities of issuers, each of which exceeds 10 per cent of such value;

4. Not to invest in securities of any issuer which has a record of less than three years' continuous operation if as a result over 10 per cent in value of the Company's assets would at the time be invested in securities of all such issuers;

5. Not to invest in securities of any class of any issuer (except securities of or guaranteed by the Government of South Africa or an instrumentality thereof) if as a result the Company would at the time own over 10 per cent of such securities outstanding;

6. Not to invest in securities of any issuer if officers and directors of the Company, owning in each case over one-half of 1 per cent of the securities of such issuer, together own over 5 per cent of the securities of such issuer; and

7. Not to purchase any securities on margin or to sell any securities short.

NOTE A. In April 1969, the shareholders approved an amendment of the Company's Registration Statement to permit the Company to invest up to 20 per cent of the value of its total assets in common shares (or securities convertible into common shares) of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate, provided that such amendment should not change the policy set forth in 1 above. The implementation of this amendment required the approval of the South African Exchange Control Authorities.

NOTE B. The Company is also permitted by its Registration Statement to hold up to 25 per cent in value of its assets in gold or gold certificates.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of ASA Limited:

   We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of November 30, 2000 and 1999, including the schedule of investments as of November 30, 2000, the related statements of operations, surplus, changes in net assets and cash flows and supplementary information for each of the two years in the period ended November 30, 2000, and the financial highlights for each of the five years in the period then ended. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the physical examination or confirmation of securities owned as of November 30, 2000 and 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In  our  opinion,   the  financial   statements,   financial  highlights  and
supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of November 30, 2000 and 1999, the results of its operations, its cash flows, the changes in its net assets and supplementary information for each of the two years in the period ended November 30, 2000 and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           Arthur Andersen & Co.
                                                      Johannesburg, South Africa


                                                             Arthur Andersen LLP
December 22, 2000                                         New York, N.Y., U.S.A.

             [FIGURES BELOW REPRESENT LINE CHART IN ITS PRINTED PIECE]

JSE ALL GOLD SHARE INDEX: Monthly average prices (rand)
-------------------------------------------------------

11/30/97         725.6
                 800.2
                 879.2
                 780.2
                 812.3
                1077.5
                931/70
                 870.3
                 912.4
                 781.3
                1095.3
                1058.4
11/30/98        1040.1
                 869.3
                 932.3
                 847.1
                 912.4
                1022.3
                 853.1
                   904
                   863
                 988.5
                1250.2
                1198.5
11/30/99        1110.2
                1148.7
                1074.2
                1186.1
                1076.6
                 932.9
                 994.3
                1020.5
                 987.2
                 996.1
                 953.3
                 815.6
11/30/00         752.3

[FIGURES BELOW REPRESENT LINE CHART IN ITS PRINTED PIECE]

LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce
----------------------------------------------------------

11/30/97       296.80
               290.20
               304.85
               297.40
               301.00
               310.70
               293.60
               296.30
               288.85
               273.40
               293.85
               292.30
11/30/98       294.70
               287.80
               285.40
               287.05
               279.45
               286.60
               268.60
               261.00
               255.60
               254.80
               299.00
               299.10
11/30/99       291.35
               290.25
               283.30
               293.65
               276.75
               275.05
               272.25
               288.15
               276.75
               277.00
               273.65
               264.50
11/30/00       269.10

================================================================================

PORTFOLIO CHANGES (UNAUDITED)                                     NUMBER OF SHARES
                                                                  ----------------
NET CHANGES DURING THE YEAR ENDED NOVEMBER 30, 2000            INCREASE       DECREASE
                                                               -----------------------
         ORDINARY SHARES OF GOLD MINING COMPANIES
         Harmony Gold Mining Company Limited ADR              2 166 400
         Harmony Gold Mining Company Limited                                   150 664
         Western Areas Gold Mining Company Limited                             600 300

         ORDINARY SHARES OF OTHER COMPANIES
         Anglo American Platinum Corporation Limited                           194 300
         De Beers Consolidated Mines Limited/Centenary AG                      300 000

         OPTIONS
         Randfontein Estates                                                    16 700
         GOVERNMENT BONDS                                       PRINCIPAL AMOUNT (RAND)
                                                                -----------------------
         Republic of South Africa S150 12% due 2/28/05                      39 000 000


The notes to the financial statements form an integral part of this information.

SCHEDULE OF INVESTMENTS
(NOTE 1)

November 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of Shares/    South African    United States   Percent of
      Name of Company                                           Principal Amount             Rand          Dollars   Net assets
---------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                                                1 194 947    R 225 844 983                          17.4%
      Gold Fields Limited                                             10 794 979      235 330 542                          18.1
      Harmony Gold Mining Company Limited                                  1 336           38 343                            --
      Harmony Gold Mining Company Limited - ADR                        2 166 400       63 648 832                           4.9
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      524 862 700    $  68 075 577         40.4
---------------------------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                                           282 000       32 613 300                           2.5
      Franco Nevada Mining Corporation Limited                           306 460       23 091 761                           1.8
      Placer Dome Incorporated                                           365 312       25 363 612                           1.9
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       81 068 673       10 514 744          6.2
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      605 931 373       78 590 321         46.6
---------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited                        820 500      255 996 000                          19.7
      Anglo American Corporation PLC                                     320 000      127 232 000                           9.8
      De Beers Consolidated Mines Limited/Centenary AG                   701 300      146 571 700                          11.3
      Impala Platinum Holdings Limited                                   262 700       95 885 500                           7.4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      625 685 200       81 152 425         48.2
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    1 231 616 573      159 742 746         94.8
---------------------------------------------------------------------------------------------------------------------------------
      GOVERNMENT BONDS
      Republic of South Africa S150 12% due 2/28/05                 R 39 000 000       38 192 236                          3.0
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       38 192 236        4 953 597          3.0
---------------------------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                                            1 269 808 809      164 696 343         97.8
      CASH AND OTHER ASSETS LESS PAYABLES                                              30 851 372        4 029 421          2.2
---------------------------------------------------------------------------------------------------------------------------------
      Total Net Assets                                                            R 1 300 660 181    $ 168 725 764        100.0%
---------------------------------------------------------------------------------------------------------------------------------


The notes to the financial statements form an integral part of this schedule.

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. U.S. dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2000 and 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2000                                1999
                                                            South African      United States     South African    United States
      ASSETS                                                         Rand            Dollars              Rand          Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
         Gold mining companies--
           Cost R 235 254 940 ($92 828 943) in 2000
                R 198 285 731 ($92 323 036) in 1999         R 605 931 373       $ 78 590 321      R783 098 052     $127 126 307
         Other companies--
           Cost R 62 594 863 ($27 341 307) in 2000
                R 80 132 354 ($34 342 056) in 1999            625 685 200         81 152 425       529 966 600       86 033 539
         Government bonds--
           Cost R 38 192 236 ($4 953 597) in 2000              38 192 236          4 953 597                --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                            1 269 808 809        164 696 343     1 313 064 652      213 159 846
      Cash in banks                                            82 573 813         10 706 444         6 424 960        1 043 013
      Bank time deposits                                               --                 --         9 240 000        1 500 000
      Receivable for securities sold                                   --                 --         6 511 139        1 057 003
      Dividends and interest receivable                         1 949 453            252 847         2 519 689          409 041
      Other assets                                                266 157             62 467           363 705           75 013
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          1 354 598 232        175 718 101     1 338 124 145      217 243 916
------------------------------------------------------------------------------------------------------------------------------------

      LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                  1 658 783            215 147           756 448          122 800
      Payable for securities purchased                         52 279 268          6 777 190         6 589 154        1 069 668
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                        53 938 051          6 992 337         7 345 602        1 192 468
------------------------------------------------------------------------------------------------------------------------------------
      NET ASSETS (SHAREHOLDERS' INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R 0.25 nominal (par) value
         Authorized: 24 000 000 shares
         Issued and Outstanding: 9 600 000 shares               2 400 000          3 360 000         2 400 000        3 360 000
      Share premium (capital surplus)                          19 636 586         27 489 156        19 636 586       27 489 156
      Undistributed net investment income                      18 126 615         56 298 974        19 424 305       56 205 253
      Undistributed net realized gain (loss) from foreign
         currency transactions                                  8 383 498        (38 065 714)        5 605 568      (28 247 288)
      Undistributed net realized gain on investments          310 822 353         80 849 895       243 499 635       71 253 751
      Net unrealized appreciation on investments              933 807 038         39 591 628     1 034 686 836       86 494 686
      Net unrealized appreciation (depreciation) on
         translation of assets and liabilities in foreign
            currencies                                          7 484 091           (798 175)        5 525 613         (504 110)
------------------------------------------------------------------------------------------------------------------------------------
      Net assets                                          R 1 300 660 181       $168 725 764   R 1 330 778 543     $216 051 448
------------------------------------------------------------------------------------------------------------------------------------
      Net assets per share                                       R 135.49            $ 17.58           R138.62           $22.51
------------------------------------------------------------------------------------------------------------------------------------


      The closing price of the Company's shares on the New York Stock Exchange was $14.56 per share on November 30, 2000 and $19.125 per share on November 30, 1999.


      The notes to the financial statements form an integral part of these statements.

      ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD & TREASURER
      RONALD L. MCCARTHY, MANAGING DIRECTOR

STATEMENTS OF OPERATIONS

Years ended November 30, 2000 and 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2000                                1999
                                                            South African      United States     South African    United States
                                                                     Rand            Dollars              Rand          Dollars
------------------------------------------------------------------------------------------------------------------------------------
    Investment income
      Dividends                                              R 51 966 163        $ 7 734 885     R  44 682 352      $ 7 287 594
      Interest                                                  2 197 308            310 503         2 108 300          344 556
------------------------------------------------------------------------------------------------------------------------------------
                                                               54 163 471          8 045 388        46 790 652        7 632 150
------------------------------------------------------------------------------------------------------------------------------------
    Expenses
      Shareholders' report and proxy expenses                     921 491            137 396           706 872          117 300
      Directors' fees and expenses                              3 425 213            489 072         2 786 996          456 603
      Salaries                                                  2 302 599            338 231         2 090 196          344 388
      Other administrative expenses                             2 342 037            347 619         2 101 423          347 333
      Transfer agent, registrar and custodian                     848 862            120 925           650 306          106 036
      Professional fees and expenses                            1 655 208            237 427         1 113 856          182 484
      Insurance                                                   588 437             87 557           531 393           87 505
      Contributions                                               426 643             55 515           424 610           69 281
      South African tax on foreign dividends (Note 2)             206 086             26 730                --               --
      Other                                                     2 395 785            351 195         2 189 557          359 665
------------------------------------------------------------------------------------------------------------------------------------
                                                               15 112 361          2 191 667        12 595 209        2 070 595
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                    39 051 110          5 853 721        34 195 443        5 561 555
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                     115 504 638         15 851 707        75 502 788       12 461 594
      Cost of securities sold                                  48 181 920          6 255 563        39 374 912        6 479 334
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                         67 322 718          9 596 144        36 127 876        5 982 260
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency transactions
      Investments                                                      --         (9 137 335)               --       (9 000 638)
      Foreign currency transactions                             2 777 930           (681 091)        1 377 363         (150 089)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
      transactions                                              2 777 930         (9 818 426)        1 377 363       (9 150 727)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation on
      investments
      Balance, beginning of year                            1 034 686 836         86 494 686       778 778 375       49 646 548
      Balance, end of year                                    933 807 038         39 591 628     1 034 686 836       86 494 686
------------------------------------------------------------------------------------------------------------------------------------
    Increase (Decrease)                                      (100 879 798)       (46 903 058)      255 908 461       36 848 138
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation
      (depreciation) on translation of assets and
      liabilities in foreign currency                           1 958 478           (294 065)           86 809           40 685
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions           (28 820 672)       (47 419 405)      293 500 509       33 720 356
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                             R 10 230 438       $(41 565 684)    R 327 695 952      $39 281 911
------------------------------------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 2000 and 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2000                                1999
                                                            South African      United States     South African    United States
                                                                     Rand            Dollars              Rand          Dollars
------------------------------------------------------------------------------------------------------------------------------------
    Share premium (capital surplus)
      Balance, beginning and end of year                   R    19 636 586       $ 27 489 156    R    19 636 586     $ 27 489 156
------------------------------------------------------------------------------------------------------------------------------------
    Undistributed net investment income
      Balance, beginning of year                           R    19 424 305       $ 56 205 253    R    20 681 662     $ 56 403 698
      Net investment income for the year                        39 051 110          5 853 721         34 195 443        5 561 555
------------------------------------------------------------------------------------------------------------------------------------
                                                                58 475 415         62 058 974         54 877 105       61 965 253
    Dividends paid                                             (40 348 800)        (5 760 000)       (35 452 800)      (5 760 000)
------------------------------------------------------------------------------------------------------------------------------------
    Balance, end of year                                   R    18 126 615       $ 56 298 974    R    19 424 305     $ 56 205 253
------------------------------------------------------------------------------------------------------------------------------------
    Undistributed net realized gain (loss) from foreign
      currency transactions
      Balance, beginning of year                           R     5 605 568       $(28 247 288)   R     4 228 205     $(19 096 561)
      Net realized gain (loss) for the year                      2 777 930         (9 818 426)         1 377 363       (9 150 727)
------------------------------------------------------------------------------------------------------------------------------------
    Balance, end of year                                   R     8 383 498       $(38 065 714)   R     5 605 568     $(28 247 288)
------------------------------------------------------------------------------------------------------------------------------------
    Undistributed net realized gain on investments
      (Computed on identified cost basis)
      Balance, beginning of year                           R   243 499 635       $ 71 253 751    R   207 371 759     $ 65 271 491
      Net realized gain for the year                            67 322 718          9 596 144         36 127 876        5 982 260
------------------------------------------------------------------------------------------------------------------------------------
    Balance, end of year                                   R   310 822 353       $ 80 849 895    R   243 499 635     $ 71 253 751
------------------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation on investments
      Balance, beginning of year                           R 1 034 686 836       $ 86 494 686    R   778 778 375     $ 49 646 548
      Increase (decrease) for the year                        (100 879 798)       (46 903 058)       255 908 461       36 848 138
------------------------------------------------------------------------------------------------------------------------------------
    Balance, end of year                                   R   933 807 038       $ 39 591 628    R 1 034 686 836     $ 86 494 686
------------------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) on
      translation of assets and liabilities in foreign
      currency
        Balance, beginning of year                          R    5 525 613       $   (504 110)   R     5 438 804     $   (544 795)
        Net unrealized appreciation (depreciation) for
          the year                                               1 958 478           (294 065)            86 809           40 685
------------------------------------------------------------------------------------------------------------------------------------
    Balance, end of year                                    R    7 484 091       $   (798 175)   R     5 525 613     $   (504 110)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2000                                1999
                                                             South African      United States      South African    United States
                                                                      Rand            Dollars               Rand          Dollars
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   R    39 051 110      $   5 853 721    R    34 195 443    $   5 561 555
   Net realized gain from investments                           67 322 718          9 596 144         36 127 876        5 982 260
   Net realized gain (loss) from foreign currency
     transactions                                                2 777 930         (9 818 426)         1 377 363       (9 150 727)
   Net increase (decrease) in unrealized appreciation
     on investments                                           (100 879 798)       (46 903 058)       255 908 461       36 848 138
   Net unrealized appreciation (depreciation) on
     translation of assets and liabilities in foreign
       currency                                                  1 958 478           (294 065)            86 809           40 685
------------------------------------------------------------------------------------------------------------------------------------
                                                                10 230 438        (41 565 684)       327 695 952       39 281 911
   Dividends paid                                              (40 348 800)        (5 760 000)       (35 452 800)      (5 760 000)
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease)                                   (30 118 362)       (47 325 684)       292 243 152       33 521 911
   Net assets, beginning of year                             1 330 778 543        216 051 448      1 038 535 391      182 529 537
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year                                 R 1 300 660 181       $168 725 764    R 1 330 778 543     $216 051 448
------------------------------------------------------------------------------------------------------------------------------------

   The notes to the financial statements form an integral part of these statements.

      STATEMENTS OF CASH FLOWS

      Years ended November 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    2000                          1999
                                                                         South African United States   South African  United States
                                                                                  Rand       Dollars            Rand         Dollars
------------------------------------------------------------------------------------------------------------------------------------
      OPERATING ACTIVITIES
      Interest and dividends                                              R 54 163 471  $  8 045 388    R 46 790 652   $  7 632 150
      Operating expenses                                                   (15 112 361)   (2 191 667)    (12 595 209)    (2 070 595)
      Unrealized exchange gains (losses)                                     1 958 478      (294 065)         86 809         40 685
      Realized exchange gains (losses)                                       2 777 930    (9 818 426)      1 377 363     (9 150 727)
      (Increase) decrease in receivable for securities sold                  6 511 139     1 057 003      (6 213 891)    (1 004 763)
      (Increase) decrease in dividends and interest receivable                 570 236       156 194      (2 312 074)      (372 554)
      Decrease in other assets                                                  97 548        12 546         108 919         18 188
      Increase in accounts payable, accrued liabilities and
        payable for securities purchased                                    46 592 449     5 799 869      6 567 210       1 055 668
------------------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                   97 558 890     2 766 842      33 809 779     (3 851 948)
------------------------------------------------------------------------------------------------------------------------------------
      INVESTING ACTIVITIES
      Investments acquired                                                (105 805 875)  (13 832 453)    (73 818 091)   (12 053 014)
      Proceeds from disposal of investments                                115 504 638    15 851 707      75 502 788     12 461 594
      Adjustments to cost for realized foreign exchange differences                --      9 137 335              --      9 000 638
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by investing activities                              9 698 763    11 156 589       1 684 697      9 409 218
------------------------------------------------------------------------------------------------------------------------------------
      FINANCING ACTIVITY
      Dividends paid                                                       (40 348 800)   (5 760 000)    (35 452 800)    (5 760 000)
------------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in cash in banks                                  76 148 853     9 663 431      (9 198 324)    (1 702 730)
      Increase (decrease) in bank time deposits                             (9 240 000)   (1 500 000)      9 240 000      1 500 000
------------------------------------------------------------------------------------------------------------------------------------
      INCREASE (DECREASE) IN AVAILABLE CASH                              R  66 908 853  $  8 163 431       R  41 676    $  (202 730)
------------------------------------------------------------------------------------------------------------------------------------


      SUPPLEMENTARY INFORMATION

      Years ended November 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    2000                          1999
                                                                         South African United States   South African  United States
  CERTAIN FEES INCURRED BY THE COMPANY                                            Rand       Dollars            Rand         Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Directors' fees                                                      R 1 663 788     $ 236 000     R 1 356 952       $ 222 750
      Officers' salaries                                                     2 135 271       313 491       1 928 093         317 697
      Arthur Andersen (Auditors)                                               416 717        62 508         352 004          58 223
------------------------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Years ended November 30, 2000 and 1999


1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIESThe following is a summary of the Company's significant accounting policies:


A  INVESTMENTS

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

   Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used.

   There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.


B  TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At November 30, 2000, the rand exchange rate was approximately R7.71 to the dollar ($.13 to the rand).

   United States dollar equivalents have been determined at appropriate rates of exchange as follows:

   (i) Purchases, sales, receipts and expenditures are translated at the approximate current rates of exchange in effect at the respective dates of such transactions.

   (ii) Assets, including investment securities, at quoted market value (Note 1(A)), and liabilities at each reporting date are translated at the current exchange rate in effect at such date.

  (iii) Ordinary  shares   outstanding  and  share  premium  (capital   surplus)
        accounts are translated at historical rates, averaging $1.40 to the rand.


C  EXCHANGE GAINS AND LOSSES

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.


D  SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2000, sales of securities amounted to R 115,504,638 ($15,851,707) and purchases of securities amounted to R 105,805,875 ($13,832,453). During the year ended November 30, 1999, sales of securities amounted to R75,502,788 ($12,461,594) and purchases of securities amounted to R73,818,091 ($12,053,014).

   Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E  DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.


F  USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

2 TAX STATUS OF THE COMPANYPursuant to the South African Taxation Laws Amendment Act, the Company is subject to tax on foreign dividends received, effective February 23, 2000. Beginning with the fiscal year ending November 30, 2002, the Company will also be subject to tax on foreign interest earned. A provision for tax on foreign dividends of R 206 086 ($26,730) has been included in the accompanying financial statements for the year ending November 30, 2000.

   The South African Revenue Service has recently announced proposed amendments to levy a tax on capital gains resulting from the disposal of capital assets. If enacted into law, certain of the Company's capital gains might be subject to taxation. However, due to the uncertainty surrounding these proposed changes and their applicability to the Company, management has not assessed the ultimate impact of the capital gains tax amendment on the Company's financial position.

   The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 and 15 for additional tax information for United States Shareholders.

3 CURRENCY EXCHANGEThere are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLANEffective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the year ended November 30, 2000, there was no retirement plan expense, and in the year ended November 30, 1999, retirement plan expense aggregated R3,995 ($740). In addition, the Company purchased an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $25,000 per year. Effective May 1, 1999, the annual cost to the Company was increased to $28,125.

5 COMMITMENTS The Company's lease for office space in Johannesburg will expire in February 2001. Rent expense under this lease for the year ending November 30, 2000 was R288,174 ($43,250). The Company has an option to extend this lease for a period up to twelve months.

6 SUBSEQUENT EVENTS Effective December 1, 2000, the internal accounting function and various administrative duties performed by Ranquin Associates in South Africa will be transferred to the United States. Kaufman Rossin & Co., PA will succeed Ranquin Associates and perform the accounting function for the Company.

FINANCIAL HIGHLIGHTS


                                                                                               Year Ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2000           1999          1998            1997        1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 South African Rand
------------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of year                              R 138.62       R 108.18       R 99.38     R 161.77   R 127.19
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                               4.08           3.56          3.59         4.43       4.52
      Net realized gain from investments                                  7.01           3.76          1.91        --          1.50
      Net realized gain (loss) from foreign currency transactions          .29            .14           .19          .11       (.12)
      Net increase (decrease) in unrealized appreciation on investments (10.51)         26.66          7.61       (61.40)     34.03
      Net unrealized appreciation (depreciation) on translation
        of assets and liabilities in foreign currency                      .20            .01          (.09)         .02        .62
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                    1.07          34.13         13.21       (56.84)     40.55
      Less dividends and distributions                                   (4.20)         (3.69)        (4.41)       (5.55)     (5.97)
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of year                                    R 135.49       R 138.62      R 108.18      R 99.38    R 161.77
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                United States Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year                               $ 22.51        $ 19.01       $ 20.45      $ 35.09    $ 34.66
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                .61            .58           .66          .97       1.10
      Net realized gain from investments                                  1.00            .62           .32           --        .39
      Net realized gain (loss) from foreign currency transactions        (1.02)          (.95)         (.11)          --       (.71)
      Net increase (decrease) in unrealized appreciation on investments  (4.88)          3.84         (1.49)      (14.41)      1.05
      Net unrealized appreciation (depreciation) on translation of
        assets and liabilities in foreign currency                        (.04)           .01          (.02)          --        --
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                   (4.33)          4.10          (.64)      (13.44)      1.83
      Less dividends and distributions                                    (.60)          (.60)         (.80)       (1.20)     (1.40)
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of year                                     $ 17.58        $ 22.51       $ 19.01      $ 20.45    $ 35.09
------------------------------------------------------------------------------------------------------------------------------------


      Market value per share, end of year                              $ 14.56       $ 19.125      $ 19.125     $ 20.625   $ 37.625

      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                                   (21.06%)        3.44%        (3.30%)      (42.86%)    (.28%)

      RATIOS TO AVERAGE NET ASSETS(1)
      Expenses                                                            1.15%         1.13%         1.15%          .71%       .49%
      Net investment income                                               3.06%         3.02%         3.34%         3.25%      2.72%

      SUPPLEMENTAL DATA
      Net assets, end of year (000 omitted)                           $168 726      $216 051      $182 530      $196 301   $336 882
      Portfolio turnover rate                                             7.43%         6.66%         1.06%          --       1.79%

      Per share calculations are based on the 9,600,000 shares outstanding.
      (1) Determined in dollar terms.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long- term capital gain rates on the excess.

   The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1999.

Year ended November 30              Per year        Per day
--------------------------------------------------------------
1964                                  $ .042        $.00012
--------------------------------------------------------------
1965                                    .067         .00019
--------------------------------------------------------------
1966                                    .105         .00029
--------------------------------------------------------------
1967                                    .277         .00076
--------------------------------------------------------------
1968                                    .241         .00066
--------------------------------------------------------------
1969                                    .461         .00126
--------------------------------------------------------------
1970                                    .218         .00060
--------------------------------------------------------------
1971                                    .203         .00056
--------------------------------------------------------------
1972                                    .445         .00122
--------------------------------------------------------------
1973                                    .497         .00136
--------------------------------------------------------------
1974                                   1.151         .00316
--------------------------------------------------------------
1975                                    .851         .00233
--------------------------------------------------------------
1976                                    .370         .00101
--------------------------------------------------------------
1977                                    .083         .00023
--------------------------------------------------------------
1978                                    .357         .00098
--------------------------------------------------------------
1979                                    .219         .00060
--------------------------------------------------------------
1980                                   1.962         .00538
--------------------------------------------------------------
1981                                    .954         .00261
--------------------------------------------------------------
1982                                    .102         .00028
--------------------------------------------------------------
1983                                     -0-            -0-
--------------------------------------------------------------
1984                                     -0-            -0-
--------------------------------------------------------------
1985                                  (.151)       (.00041)
--------------------------------------------------------------
1986                                     -0-            -0-
--------------------------------------------------------------
1987                                     -0-            -0-
--------------------------------------------------------------

   Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, or (2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

   In general, if a United States shareholder of the Company does not make either such election, any gain realized on the direct or indirect disposition of Company shares by such shareholder will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Under proposed regulations, a "disposition" would include a U.S. taxpayer becoming a nonresident alien.

   If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his pro rata share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

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

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his shares in the Company after November 30, 1999 and who files his tax return on the basis of a calendar year may make a QEF election on his 2000 tax return. A shareholder of the Company who first held his shares in the Company on or before November 30, 1999 may also make the QEF election on his 2000 tax return, but should consult his tax advisor concerning the tax consequences and special rules that apply where a QEF election could have been made with respect to such shares for an earlier taxable year.

   The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations (the annual information statement). A completed copy of the Form 8621 also must be filed with the Internal Revenue Service Center, P.O. Box 21086, Philadelphia, Pennsylvania 19114 at the time the election statement is filed with the return.

   In early 2001 the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2000 taxable fiscal year. Such annual information statement may be used for purposes of completing Internal Revenue Service Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon. Copies of all Forms 8621 also must be sent to the Philadelphia Internal Revenue Service Center identified above by the due date, with extensions, of the returns to which the Forms 8621 are attached.

   Special rules apply to United States persons who hold shares in the Company through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis of such shares to the fair market value on the date of death (or alternate valuation date). In this case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis immediately before his death. If a United States shareholder dies owning shares in the Company for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987.

   DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.


DIVIDEND REINVESTMENT PLAN
   The Company's Board of Directors has authorized EquiServe-First Chicago Trust Division ("First Chicago") to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints First Chicago as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the applicable South African withholding tax and the service charge described below) which become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

   For the purpose of making purchases, First Chicago will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to First Chicago) prior to each purchase of shares. Shareholder sales of shares held by First Chicago in the Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by First Chicago for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than one year.

   Participation in the Plan may be terminated by a participant at any time by written instructions to First Chicago. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations. In addition, shareholders who are U.S. citizens or residents may use the amount of South African tax withheld, if any, either as a deduction from income or, subject to certain limitations, as a credit against their U.S. federal income taxes.

   An investor participating in the Plan may not hold his or her shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from First Chicago Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, New Jersey 07303-2598. Information may also be obtained by calling First Chicago's Telephone Response Center at (201) 324-0498 between 8:30 a.m. and 7 p.m., Eastern time, Monday through Friday.



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